Exhibit 99.1

Frontier Airlines Poised for Significant Growth as America’s Ultra-Low Cost Carrier

Outlines Strategy to Build on Strong Foundation and Gain Share in Growing Leisure Segment

Announces Unprecedented Inflation-busting Deal for Customers: One Million Seats From $19.00*

Company to Release Second Quarter 2022 Financial Results After Market Close Today and Hold Conference Call at 4:30 PM ET

DENVER, Colo., – July 27, 2022 – Frontier Group Holdings, Inc. (“Frontier”) (NASDAQ: ULCC), parent company of Frontier Airlines, Inc., highlighted its strong foundation and the significant growth opportunities ahead as a standalone company. In addition, the Company announced an unprecedented deal for customers, offering one million passenger seats from $19.00*.

William A. Franke, the Chair of Frontier’s Board of Directors and the managing partner of Indigo Partners, Frontier’s majority shareholder, commented, “While we are disappointed that Spirit Airlines shareholders failed to recognize the value and consumer potential inherent in our proposed combination, the Frontier Board took a disciplined approach throughout the course of its negotiations with Spirit. We were focused on offering the appropriate value for Spirit, while prioritizing consumers and the best interests of Frontier, our employees and shareholders. As we enter our next chapter, Frontier remains well-positioned to deliver significant value to our shareholders as we serve the growing demand for affordable air travel.”

“As we continue to see a rebound in leisure travel, we have never been more confident in our strategy and prospects than we are today,” said Barry Biffle, President and CEO of Frontier. “Frontier remains America’s lowest-fare, lowest-cost airline that features the industry’s youngest, most fuel-efficient fleet, a robust order book, and a strong balance sheet. With the price-sensitive segment projected to grow, we are just getting started. In fact, today we are announcing a blockbuster sale – offering one million seats from $19.00*, underscoring our commitment to delivering Low Fares Done Right. No one is as cheap as Frontier. Looking ahead, we’ll continue to expand capacity and add new routes as America’s ultra-low-cost airline, and we look forward to creating new jobs and welcoming future employees to Team Frontier.”

Frontier has a strong foundation and clear plan to drive long-term value:

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Gaining share in the growing leisure segment: As an ultra-low-cost leader, Frontier is well-positioned to capitalize on leisure demand as it returns and continues to build. As compared to Frontier’s ultra-low unit cost structure, 90% of the U.S. airline industry capacity is provided by airlines burdened by a greater than 35% higher unit cost, while over half of the U.S. industry capacity has more than 70% higher unit cost than Frontier[1]. With JetBlue seeking to convert Spirit Airlines into a high-cost airline, Frontier will be unmatched as the ultra-low cost leader. As Frontier continues to expand, it will focus on outperforming other airlines with industry-leading unit costs, profit per plane and cash generation.

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Delivering the lowest fares and lowest costs in America: Frontier will continue to be America’s lowest-fare, lowest-cost airline. In 2019, Frontier offered the lowest average fare per domestic journey of $54 compared to legacy airlines average fare of $202. As announced today, Frontier also plans to sell one million passenger seats from $19.00*, underscoring its commitment to providing ultra-low fares to consumers. In addition to the lowest fares, Frontier features the lowest cost structure in the U.S. with adjusted CASM + net interest of $7.84 in 2019. Frontier’s long-standing focus on leisure travel requires no change in fare levels to achieve profitability as leisure travel fully returns following the pandemic, and Frontier’s fares will be even more attractive following a JetBlue acquisition of Spirit, which would eliminate a large ULCC carrier.

[1]	Frontier Airlines February 2022 Company Presentation

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Expanding America’s youngest, most modern fleet: Frontier flies the youngest, most modern and fuel-efficient fleet of any US carrier, and has among the largest A320neo family fleet of any airline in the country. From a fleet of more than 100 aircraft today, Frontier has a robust order book of 244 aircraft to support its continued growth. With an average fleet age of four years, Frontier burns less fuel than any of the Big Four airlines, which saves its customers money and reduces the Company’s carbon footprint.[2]

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Offering more sustainable and more affordable air travel: Frontier will continue to be America’s Greenest Airline and set the industry standard for fuel-efficiency. Through more fuel-efficient technology, lean & green seats, flying lighter and inflight changes, Frontier is 43% more fuel-efficient than other U.S. airlines. In 2021, this resulted in approximately $245 million of fuel savings and an industry-leading 101 available seat miles per gallon compared to an industry average of 71 available seat miles per gallon.[3] Further, Frontier is committed to innovating to push its high environmental standards even higher. This includes the introduction of lightweight RECARO seats, which result in a 30% reduction in weight to lower the environmental impact of every flight. Our commitment to flying green goes hand in hand with our primary mission to provide customers with unmatched low fares.

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Providing greater stability for employees: Frontier is committed to retaining and expanding its workforce and will continue to expand capacity and add new routes as a standalone airline, creating additional jobs across the Company. Frontier has the best team in the industry and is focused on expanding opportunities for Team Frontier and future employees.

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Maintaining a strong balance sheet and significant cash generation: Although a merger with Spirit offered a unique opportunity to create a scaled ultra-low-cost competitor to the Big Four and JetBlue, Frontier’s strong balance sheet creates a catalyst for future growth. Through a prudent capital allocation strategy during the pandemic, Frontier has emerged with a solid cash and liquidity position. Frontier will continue to focus on delivering profitability and generating cash, while maintaining the financial flexibility to capitalize on near- and long-term growth opportunities, including expanding the company’s fleet, its team and its network.

The proven and resilient ultra-low-cost model continues to provide the foundation for Frontier’s growth strategy and for long-term shareholder value creation. Even amid rising fuel prices, Frontier continues to keep costs and fares low while generating record revenues and providing reliable service – with one of the highest completion rates in the industry during this year’s summer travel season. The Company’s recent performance further validates the financial performance of the ultra-low-cost model. With demand levels increasing as pandemic-related restrictions abate, Frontier is well positioned to grow rapidly and profitably and deliver for customers, employees and other stakeholders. Frontier looks forward to sharing more details about the significant opportunities ahead as a standalone company during its upcoming second quarter earnings announcement.

Second Quarter 2022 Financial Results

The Company announced that it will now be releasing second quarter 2022 financial results after market close today, Wednesday, July 27, 2022.

Management will host a live webcast with analysts to discuss these results today at 4:30pm ET. The webcast will be available to the public on a listen-only basis. To register in advance to access the webcast, visit http://ir.flyfrontier.com.

[2]	https://www.flyfrontier.com/green/
[3]	Frontier Airlines February 2022 Company Presentation

About Frontier Airlines

Frontier Airlines (Nasdaq: ULCC) is committed to “Low Fares Done Right.” Headquartered in Denver, Colorado, the company operates more than 110 A320 family aircraft and has among the largest A320neo family fleet in the U.S. The use of these aircraft, Frontier’s seating configuration, weight-saving tactics and baggage process have all contributed to Frontier’s continued ability to be the most fuel-efficient of all major U.S. carriers when measured by ASMs per fuel gallon consumed.

Cautionary Statement Regarding Forward-Looking Statements and Information

Certain statements in this release should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to the Company’s operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,” “will,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “goals,” “targets” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this release are based upon information available to the Company on the date of this release. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law.

Actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: the potential future impacts of the COVID-19 pandemic, including any future variants or subvariants of the virus, and possible outbreaks of another disease or similar public health threat in the future, on the Company’s business, operating results, financial condition, liquidity and near-term and long-term strategic operating plan, including possible additional adverse impacts resulting from the duration and spread of the pandemic; unfavorable economic and political conditions in the states where the Company operates and globally; the highly competitive nature of the global airline industry and susceptibility of the industry to price discounting and changes in capacity; high and/or volatile fuel prices or significant disruptions in the supply of aircraft fuel, including as a result of the recent conflict between Russia and Ukraine; the Company’s reliance on technology and automated systems to operate its business and the impact of any significant failure or disruption of, or failure to effectively integrate and implement, the technology or systems; the Company’s reliance on third-party service providers and the impact of any failure of these parties to perform as expected, or interruptions in the Company’s relationships with these providers or their provision of services; adverse publicity; and/or harm to the Company’s brand or reputation; reduced travel demand and potential tort liability as a result of an accident, catastrophe or incident involving the Company, its codeshare partners, or another airline; terrorist attacks, international hostilities or other security events, or the fear of terrorist attacks or hostilities, even if not made directly on the airline industry; increasing privacy and data security obligations or a significant data breach; further changes to the airline industry with respect to alliances and joint business arrangements or due to consolidations; changes in the Company’s network strategy or other factors outside its control resulting in less economic aircraft orders, costs related to modification or termination of aircraft orders or entry into less favorable aircraft orders; the Company’s reliance on a single supplier for its aircraft and two suppliers for its engines, and the impact of any failure to obtain timely deliveries, additional equipment or support from any of these suppliers; the impacts of union disputes, employee strikes or slowdowns, and other labor-related disruptions on the Company’s operations; extended interruptions or disruptions in service at major airports where the Company operates; the impacts of seasonality and other factors associated with the airline industry; the Company’s failure to realize the full value of its intangible assets or its long-lived assets, causing the Company to record impairments; the costs of compliance with extensive government regulation of the airline industry; costs, liabilities and risks associated with environmental regulation and climate change; the Company’s inability to accept or integrate new aircraft into the Company’s fleet as planned; the impacts of the Company’s significant amount of financial leverage from fixed obligations, the possibility the Company may seek material amounts of additional financial liquidity in the short-term and the impacts of insufficient liquidity on the Company’s financial condition and business; failure to comply with the covenants in the Company’s financing agreements or failure to comply with financial and other covenants governing the Company’s other debt; changes in, or failure to retain, the Company’s senior management team or other key employees; current or future litigation and regulatory actions, or failure to comply with the terms of any settlement, order or arrangement relating to these actions; increases in insurance costs or inadequate insurance coverage; and other risks and uncertainties set forth from time to time under sections captioned “Risk Factors” in the Company’s reports and other documents filed with the SEC, including the Company’s Quarterly Report on Form 10-Q being filed at or around the date hereof.

Contacts

Investor inquiries:

David Erdman

(720) 798-5886

david.erdman@flyfrontier.com

Media inquiries:

Jennifer F. de la Cruz

(720) 374-4207

jenniferf.delacruz@flyfrontier.com

or

Joele Frank, Wilkinson Brimmer Katcher

Ed Trissel / Joseph Sala

(212) 355-4449

*27JUL22 – 01AUG22 SEAT SALE (1 MILLION SEATS SALE) fares from $19

Fares must be purchased by 11:59 pm Eastern time on Aug. 1, 2022. Sale fares are valid for domestic non-stop travel, on Tuesday, Wednesday and Saturday through Oct. 5, 2022, except as noted:

Travel from Las Vegas, NV; Phoenix, AZ; Florida; Denver, CO; California; Myrtle Beach, SC; Charleston, SC; Savannah, GA; Nashville, TN; New Orleans, LA; Seattle, WA; and Portland OR; is valid Tuesday through Friday.

Travel to Las Vegas, NV; Phoenix, AZ; Florida; Denver, CO; California; Myrtle Beach, SC; Charleston, SC; Savannah, GA; Nashville, TN; New Orleans, LA; Seattle, WA; and Portland OR; is valid Sunday through Wednesday.

The following blackout date applies: Aug. 31, 2022; Sep. 3, 6-7, 2022. 7 day advance purchase is required. Round trip purchase is not required.

Discount Den™ fares are only available at FlyFrontier.com to Discount Den™ members. Join Discount Den here! Fare(s) shown include all transportation fees, surcharges and taxes, and are subject to change without notice until purchased. Seats are limited at these fares and certain flights and/or days of travel may be unavailable.

All reservations are non-refundable, except that refunds are allowed for reservations made 7 days (168 hours) or more prior to departure and provided that a refund request is made within 24 hours of initial reservation.

Changes or cancellations made to itineraries after the 24 hours will be subject to change fees, and any fare differential. Learn more about our change policy. Previously purchased tickets may not be exchanged for special fare tickets. Flight segments must be cancelled prior to scheduled departure time or the tickets and all amounts paid will be forfeited.

Additional travel services, such as baggage and advance seat assignments are available for purchase separately at an additional charge. For a complete list of rules and regulations please refer to Frontier Airlines’ Contract of Carriage and Terms and Conditions.